Exhibit 99.1

Description of Slides Regarding the Company's 3rd Quarter 2002 Results Conference Call on November 5, 2002.

Title Slide

Large RCN Corporation logo.  Title: Update: 3rd Quarter, 2002, November 5, 2002

Slide 01
Forward Looking Statement Disclaimer noted above

Slide 02- Cash Burn
($ in millions)

                               4Q00       2Q01       3Q01       2Q02       3Q02
                              -----      -----      -----      -----      -----
EBITDA loss                   ($113)     ($ 64)     ($ 44)     ($ 18)     ($ 15)
Capex/inventory               ($573)     ($157)     ($115)     ($ 41)     ($ 35)
                              -----      -----      -----      -----      -----
SUBTOTAL                      ($686)     ($221)     ($159)     ($ 59)     ($ 50)

Debt service                  ($ 30)     ($ 24)     ($ 19)     ($ 16)     ($ 31)
Working Capital/Other          $333       $ 15       $ 42      ($  1)      $ 10
                              -----      -----      -----      -----      -----
Operating Burn                ($383)     ($230)     ($136)     ($ 76)     ($ 71)

Note: $200M of 4Q00 expenses were paid in 1Q01


Slide 03 - Continued Operational Improvements: ($ in millions)

                    4Q00        2Q01        3Q01        4Q01         2Q02        3Q02
                   -----       -----       -----       -----        -----       -----
Revenue            $ 114       $ 131       $ 137       $ 143        $ 149       $ 149
Gross Profit       $  57       $  72       $  78       $  84*       $  92       $  93**
Gross Profit %      50.6%       54.6%       57.1%       59.0%*       61.5%       62.3**
SG&A               $ 170       $ 136       $ 122       $ 125        $ 110       $ 110
SG&A %               149%        104%         89%         88%          74%         74%
EBITDA            ($ 113)     ($  64)     ($  44)     ($  35)      ($  18)     ($  15)
EBITDA & Capex    ($ 572)     ($ 221)     ($ 159)     ($ 152)      ($  59)     ($  50)

*Normalized Gross Profit excludes one-time credits received in 4Q01

Gross profit with one-time credits is 63% or $90 million.

**Normalized Gross Profit excludes one time credits received in 3Q02.

Gross Profit with one-time credits is 64% or $95M.

Slide 04 Revenue Growth ($ in millions)

                                   3Q01      2Q02      3Q02     QTR/QTR    YR/YR
                                                                GROWTH    GROWTH
                                                                ------    ------
Residential                        $ 98      $119      $124        5%       26%
Commercial                         $ 15      $  8      $  7      -19%      -55%
Dial up                            $ 18      $ 15      $ 14       -4%      -22%
Recip Comp                         $  5      $  7      $  4      -42%      -19%

Slide 05- Revenue Generating Connections

(in 000s)                                                 YEAR/YEAR     YEAR/YEAR
                                      3Q01       3Q02      GROWTH        CHANGE
                                      ----       ----      ------        ------
Marketable Homes                     1,457      1,513         56            4%
Connections
         Voice-Local                   205        256         51           25%
         Voice-Long Distance           N/A        127*       N/A          N/A
         Video                         472        509         37            8%
         Data                          104        163         59           57%
                                     -----      -----      -----
     Network Connections               781      1,056*       148**         19%**
         Resale Voice                   37         17        (20)          54%
         Dial-Up                       385        297        (88)         -23%
                                     -----      -----      -----
         Total Connections           1,203      1,369*        39**          3%**

Penetration                           3Q01       3Q02
         Voice-local                    14%        17%
         Voice-Long Distance           N/A         12%
         Video                          32%        34%
         Data                            7%        11%

*Includes LD connections for customers in markets where new billing system is implemented. LD penetration is calculated based on 1,091,000 marketable homes in ICOMS-converted markets.

**Yearly numerical and percentage changes in network connections excludes long distance in order to provide a like-with-like comparison.

Slide 06-Continued SG&A Improvements-

Long-term savings were offset by one-time costs

-    Reduced run-rate SG&A:

         -Operational efficiencies

         -Headcount reduction

         -Lower facilities costs

-    One-time charges and real estate tax increases offset improvements

         -Capitalization changes            $1.0M

         -Severance for staff reduction     $0.7M

         -Legacy billing system charges     $0.7M

         -Real estate tax increase          $1.2M

-    Anticipate further reductions

         -Real estate, property tax, billing system, operations

Slide 07-CONVERGENT BILLING SYSTEM

IMPLEMENTATION UPDATE

-    -Launched in the following markets:

         -Central New Jersey, Philadelphia, Los Angeles, San Francisco, Lehigh
          Valley, Boston, Washington, DC

-    -New York and Chicago launched October 2002

-    Will generate significant operational efficiencies

Slide 08 - THE KEY DRIVERS OF THE BUSINESS

                                                 4Q00     2Q01     3Q01     3Q02
                                                 ----     ----     ----     ----
Residential Revenue (MM)(1)                     $  74    $  92    $  98    $ 124
Residential Customers (000's)(1)(2)               430      484      497      567

Avg Revenue per customer*                       $  57    $  62    $  65    $  72
Avg Svcs per customer*                           1.63     1.76     1.82     1.94

*    ARPC, ASPC are monthly figures

(1) Revenue and connection numbers exclude commercial, dial-up and reciprocal compensation

(2) Due to a multiple billing systems platform, the number of residential customers is actual where the convergent billing system has been implemented, and in other markets it is calculated based on an algorithm.


Slide 09-Marketing Focus

                  Migration                       Retention                  Acquisition
                  ---------                       ---------                  -----------
Strategy:         -A la carte to bundles          -Unique customer           -New segmentation
                                                  relationship program       approach to bundles

                  -Increase core connections      -New features: mega        -Focus on selling value
                                                  modem, static IP, etc.

                  -Sell additional services       -Superior customer         -Satisfaction guarantee
                  and add-ons                     service


Opportunity:      -Only 24% of customers          -Establish true loyalty    -Only 35% customer penetration
                  are bundled                     with customer              of marketable homes (without CNJ)

                  -Overall services per           -Reduce churn              -New pitch in remarketing
                  customer are 1.94

                  -Resilink averages              -Increases probability     -Incentive and value for switching
                  3.3 services per customer       of future sales efforts    to RCN

                                                  -Assist in migration

                                                  -Proactive use of  CSI

Slide 10-Market Opportunities

Scattergraph showing the average revenue per customer as the vertical axis and customer penetration as the horizontal axis for all RCN markets. "Opportunity" area is the upper right quadrant which corresponds to higher customer penetrations (>$60) and average revenue per customer (>55%)

- San Francisco, Los Angeles, Queens, Philadelphia, Boston, Starpower, Manhattan markets- in upper left quadrant (avg rev per customer >$60, customer penetration <55%)

- Chicago market- in lower left quadrant- (avg rev per customer <$60, customer penetration <55%)

- CNJ market- in lower right quadrant- (avg rev per customer <$60, customer penetration >55%)

- Lehigh Valley, Carmel NY markets- in upper right quadrant (avg rev per customer >$60, customer penetration >55%)

- Charter, Cox and Comcast included in slides in the lower right quadrant (avg revenue per customer <$60, customer penetration >55%)



Slide 11 - Continue Our Steady Progress...

     -    Managing cash in line with revised plan

     -    Maintaining high gross margins

     -    Focusing on revenue opportunities

     -    Continuing to improve the operating profitability of the business



Slide 12 - End slide